UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 3, 2011

Investors Capital Holdings, Ltd.

(Exact name of registrant as specified in its charter)

Delaware	1-16349	04-3284631
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

230 Broadway East Lynnfield, MA 01940 (Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (800) 949-1422

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.       Entry into a Material Definitive Agreement

On March 3, 2011, Investors Capital Holdings, Ltd. (the “Company”) entered into a registration agreement (the “Registration Agreement”), dated as of March 1, 2011, with the following stockholders of the Company (each, a “Selling Stockholder, and collectively, the “Selling Stockholders”): (i) Theodore E. Charles, the Company’s Chairman, Chairman of the Board, Director and Former Chief Executive Officer; (ii) Janice M. Charles, the spouse of Theodore E. Charles; (iii) Allison Charles, the Company’s Director of Practice Management and daughter of Mr. and Mrs. Charles; (iv) The Charles Family Charitable Foundation, a trust of which Theodore E. Charles and Janice M. Charles are co- trustees; (v) The Allison A. Charles Irrevocable Trust, a trust of which Daniel Carragher, who is the brother of Janice M. Charles, is the sole trustee; and (vi) The Amanda J. Charles Irrevocable Trust, a trust of which Daniel Carragher is the sole trustee.

Pursuant to the Registration Agreement, the Company agreed to pay, or reimburse, the Selling Stockholders for reasonable fees associated with one counsel to represent them in connection with the filing of a Registration Statement on Form S-3 (the “Registration Statement”), by the Company, with the United States Securities and Exchange Commission to register the offer and sale of shares of the Company’s common stock held by the Selling Stockholders (“Selling Stockholder Shares”).  The Company also agreed to pay all costs, fees and expenses incurred by the Company in connection with the preparation and filing of the Registration Statement, and the offer and sale of the Selling Stockholder Shares pursuant thereto.  The Selling Stockholders agreed to pay any underwriting discounts and commissions and expenses they incur for brokerage, accounting or tax services or any other expenses they incur in disposing of the Selling Stockholder Shares.

In addition, pursuant to the Registration Agreement, the Company agreed to provide customary indemnifications to the Selling Stockholders for claims arising out of information contained in the Registration Statement or any prospectus thereunder.  The Selling Stockholders agreed to provide the Company with customary indemnifications for claims arising out of information supplied by the Selling Stockholders contained in the Registration Statement or any prospectus thereunder.

A copy of the Registration Agreement is filed as Exhibit 10.1 to this Form 8-K and incorporated herein by reference.  The description of the material terms of the Registration Agreement is qualified in its entirety by reference to such exhibit.

Item 9.01.    Financial Statements and Exhibits

(d)        Exhibits.

Number	Description
10.1

Registration Agreement dated as of March 1, 2011, by and among Investors Capital Holdings, Ltd. and Theodore E. Charles, Janice M. Charles, Allison Charles, The Charles Family Charitable Foundation, The Allison A. Charles Irrevocable Trust and The Amanda J. Charles Irrevocable Trust.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Investors Capital Holdings, Ltd.

By:	/s/ Timothy B. Murphy
Timothy B. Murphy, Chief Executive Officer

Date: March 7, 2011

EXHIBIT INDEX

Exhibit No.      Description

10.1                  Registration Agreement dated as of March 1, 2011, by and among Investors Capital Holdings, Ltd. and Theodore E. Charles, Janice M. Charles, Allison Charles, The Charles Family Charitable Foundation, The Allison A. Charles Irrevocable Trust and The Amanda J. Charles Irrevocable Trust.

Exhibit 10.1

REGISTRATION AGREEMENT

THIS REGISTRATION AGREEMENT (this “Agreement”) is made as of March 1, 2011, by and among Investors Capital Holdings, Ltd., a Delaware corporation (the “Company”), and each of the other Persons signatory hereto (collectively, the “Selling Stockholders”).  Capitalized terms used but not otherwise defined herein are defined in Section 3  hereof.

RECITALS

WHEREAS, the Selling Stockholders own an aggregate of 3,608,820 shares of the Company’s Common Stock (the “Selling Stockholder Shares”).

WHEREAS, the sale by the Selling Stockholders of the Selling Stockholder Shares would benefit the Company, and the stockholders of the Company other than the Selling Stockholders, by increasing the size of the Company’s public float.

WHEREAS, the Company intends to file with the SEC a Registration Statement on Form S-3 to register the offer and sale by the Selling Stockholders of the Selling Stockholder Shares (the “Registration Statement”).

WHEREAS, the Registration Statement will permit, but not require, the Selling Stockholders to sell the Selling Stockholder Shares through one or more underwriters (“Underwriters”).

WHEREAS, the Company and the Selling Stockholders desire to establish the extent of the Company’s responsibility for the payment of the fees and expenses incurred in connection with the filing of the Registration Statement and the offer and sale of the Selling Stockholder Shares pursuant thereto.

WHEREAS, in connection with the filing of the Registration Statement, the Company desires that the Selling Stockholders indemnify the Company, and the Selling Stockholders desire that Company indemnify the Selling Stockholders, in each case as set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

1.         Registration Expenses.  In connection with the Registration Statement and the offer and sales of the Selling Stockholder Shares pursuant thereto, the Company shall pay, or reimburse the Selling Stockholders for, the reasonable fees and disbursements of one counsel selected by the Selling Stockholders.  The Company agrees to pay all costs, fees and expenses incurred by the Company in connection with the preparation and filing of the Registration Statement and the offer and sale of the Selling Stockholder Shares pursuant thereto, including without limitation (i) all expenses incident to the delivery of the Selling Stockholder Shares (including all printing and engraving costs), (ii) all fees and expenses of the registrar and transfer agent of the Company’s Common Stock, (iii) all necessary transfer and other stamp taxes in connection with the sale of the Selling Stockholder Shares to any Underwriters, (iv) all fees and expenses of the Company’s counsel, independent public or certified public accountants and other advisors, (v) all costs and expenses incurred in connection with the preparation, printing, filing, shipping and distribution of the Registration Statement (including financial statements, exhibits, schedules, consents and certificates of experts), each issuer free writing prospectus, each preliminary prospectus and the prospectus, and all amendments and supplements thereto, and any underwriting agreement, (vi) all filing fees, attorneys’ fees and expenses incurred by the Company or any underwriters in connection with qualifying or registering (or obtaining exemptions from the qualification or registration of) all or any part of the Selling Stockholder Shares for offer and sale under the state securities or blue sky laws or the provincial securities laws of Canada, and, if requested by any underwriter, preparing and printing a “Blue Sky Survey” or memorandum, and any supplements thereto, advising the Underwriters of such qualifications, registrations and exemptions, (vii) the filing fees incident to, and the reasonable fees and expenses of counsel for any Underwriters in connection with, the review and approval by the Financial Industry Regulatory Authority, Inc. of the participation by any Underwriter in the offering and distribution of the Shares, (viii) all transportation and other expenses incurred in connection with presentations to prospective purchasers of the Selling Stockholder Shares, and (ix) all other fees, costs and expenses referred to in Part II of the Registration Statement.  The Selling Stockholders will pay any underwriting discounts and commissions and expenses they incur for brokerage, accounting or tax services or any other expenses they incur in disposing of the Selling Stockholder Shares.

2.         Indemnification; Contribution.

(a)        The Company agrees to indemnify, to the extent permitted by applicable law, each Selling Stockholder, its officers, directors, employees, agents and Affiliates and each Person that controls such Selling Stockholder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses (including attorneys’ fees and expenses, and expenses of investigation), arising out of or resulting from any untrue or alleged untrue statement of material fact contained in the Registration Statement or any prospectus or preliminary prospectus or any amendment thereof or supplement thereto, any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, or violation or alleged violation by the Company of the Securities Act, the Exchange Act, any applicable state securities law (or any rule or regulation promulgated under any applicable state securities law), except insofar as the same are contained in any information furnished in writing to the Company by such Selling Stockholder expressly for use therein or by such Selling Stockholder’s failure to deliver a copy of the Registration Statement or prospectus or any amendments or supplements thereto after the Company has furnished such Selling Stockholder with a sufficient number of copies of the same.

(b)        To the extent permitted by applicable law, each Selling Stockholder shall indemnify the Company, its directors, officers, employees, agents and Affiliates and each Person that controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses (including attorneys’ fees and expenses, and expenses of investigation) arising out of or resulting from any untrue or alleged untrue statement of material fact contained in the Registration Statement or any prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such Selling Stockholder; provided, that the obligation to indemnify shall be individual, not joint and several, for each Selling Stockholder and shall be limited to the net amount of proceeds received by such Selling Stockholder from the sale of Selling Stockholder Shares pursuant to the Registration Statement.

(c)        Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person’s right to indemnification hereunder to the extent such failure has not materially prejudiced the indemnifying party) and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party’s rights in the prior sentence, the indemnified party shall have the right to employ its own counsel (and one local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would in the reasonable judgment of the indemnified party present such counsel with a conflict of interest; (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and, based on advice of counsel to the indemnified party, the indemnified party shall have legal defenses available to it and/or other indemnified parties that are inconsistent with or in addition to those available to the indemnifying party; (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after written notice of the institution of such action has been delivered to the indemnifying party; or (iv) the indemnifying party shall have requested the indemnified party to employ separate counsel at the expense of the indemnifying party.  No indemnifying party shall, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general circumstances or allegations, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all indemnified parties.  If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld).  No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement or compromise that does not include as an unconditional term thereof the giving by the claimant or plaintiff therein, to such indemnified party, of a release from all liability in respect of such claim or litigation.

(d)       The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and shall survive the Transfer of Selling Stockholder Shares.

(e)        If the indemnification required by this Section 2  from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to in this Section 2:

(i)         The indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations.  The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any violation referred to in this Section 2  has been committed by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such violation.  The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 2(a)  and Section 2(b), any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

(ii)        The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 2(e) were determined by a pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in Section 2(e)(i).  No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

3.         Definitions.

“Affiliate” of any Person means any other Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person.  The term “control” (including the terms “controlling,” “controlled by” and “under common control with”) as used with respect to any Person means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

“Agreement” has the meaning specified in the preamble hereto.

“Common Stock” means the common stock, par value $0.01 per share, of the Company, having the rights and preferences set forth with respect thereto in the Certificate of Incorporation of the Company.

“Company” has the meaning specified in the preamble hereto.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations promulgated thereunder.

“Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

“Registration Statement” has the meaning specified in the recitals hereto.

“SEC” or “Securities and Exchange Commission” means the United States Securities and Exchange Commission or any successor governmental agency.

“Securities Act” means the Securities Act of 1933, as amended from time to time, and the rules and regulations promulgated thereunder.

“Selling Stockholder Shares” has the meaning specified in the recitals hereto.

“Selling Stockholders” has the meaning specified in the preamble hereto.

“Transfer” or “Transferred” means any direct or indirect sale, assignment, transfer, gift, hypothecation, pledge, encumbrance or other disposition of Selling Stockholder Shares, in a single transaction or a series of related transactions, whether with or without consideration, whether voluntarily or involuntarily, or by operation of law.

“Underwriters” has the meaning specified in the recitals hereto.

4.         Amendment; Waivers; Further Assurances.

(a)        Amendment.  The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given, without the written consent of the Company and the Selling Stockholders holdings a majority of the Selling Stockholder Shares.

(b)        No Waivers.  No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.  The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

(c)        Further Assurances.  Each of the parties hereto shall execute all such further instruments and documents and take all such further action as any other party hereto may reasonably require in order to effectuate the terms and purposes of this Agreement.

5.         Miscellaneous.

(a)        Remedies; Specific Performance.  Any Person having rights under any provision of this Agreement shall be entitled to enforce such rights specifically, to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights existing in their favor.  The parties hereto agree and acknowledge that money damages would not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive relief (without posting any bond or other security) in order to enforce or prevent violation of the provisions of this Agreement and shall not be required to prove irreparable injury to such party or that such party does not have an adequate remedy at law with respect to any breach of this Agreement (each of which elements the parties admit).  The parties hereto further agree and acknowledge that each and every obligation applicable to it and contained in this Agreement shall be specifically enforceable against it and hereby waives and agrees not to assert any defenses against an action for specific performance of their respective obligations hereunder.

(b)        Successors and Assigns.  All provisions of this Agreement shall bind and inure to the benefit of the respective successors and permitted assigns of the parties hereto (including any trustee in bankruptcy) whether so expressed or not.

(c)        Severability.  Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

(d)       Counterparts.  This Agreement may be executed simultaneously in two or more counterparts, anyone of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

(e)        Descriptive Headings; Interpretation; No Strict Construction.  The descriptive headings of this Agreement are inserted for convenience only and do not constitute a substantive part of this Agreement.  Whenever required by the context, any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular forms of nouns, pronouns, and verbs shall include the plural and vice versa.  Reference to any agreement, document, or instrument means such agreement, document, or instrument as amended or otherwise modified from time to time in accordance with the terms thereof, and, if applicable, hereof. The words “include,” “includes” or “including” in this Agreement shall be deemed to be followed by “without limitation.”  The use of the words “or,” “either” or “any” shall not be exclusive.  The parties hereto have participated jointly in the negotiation and drafting of this Agreement.  If an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

(f)        Governing Law.  The internal laws of the State of New York shall govern the enforceability and validity of this Agreement, the construction of its terms and the interpretation of the rights and duties of the parties, without regard to its principles of conflicts of laws that would implicate the substantive or procedural laws of any other jurisdiction.

(g)        Jurisdiction.  Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought in any federal or state court located in the County of Suffolk in the State of Massachusetts, and each party hereby consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum.  Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court.  Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 5(i)  shall be deemed effective service of process on such party.

(h)        Waiver of Jury Trial.  Each of the parties to this Agreement hereby agrees to waive its respective rights to a jury trial of any claim or cause of action based upon or arising out of this Agreement.  The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this Agreement, including contract claims, tort claims and all other common law and statutory claims.  Each party hereto acknowledges that this waiver is a material inducement to enter into this Agreement, that each has already relied on this waiver in entering into this Agreement, and that each will continue to rely on this waiver in their related future dealings.  Each party hereto further warrants and represents that it has reviewed this waiver with its legal counsel and that it knowingly and voluntarily waives its jury trial rights following consultation with legal counsel.  THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION 5(H) AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT.  In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

(i)         Notices.  All notices, requests, consents and other communications required or permitted hereunder shall be in writing and shall be hand delivered or mailed postage prepaid by registered or certified mail or by facsimile transmission (with immediate telephone confirmation thereafter) and, in the case of the Holders, shall also be sent via e-mail,

If to the Company, to:

Investors Capital Holdings, Ltd.

230 Broadway

Lynnfield, MA  01940

Telephone:       (781) 581-4636

Facsimile:        (___) ___-____

Attn:  Douglas C. Leonard

With copies to

Troy M. Calkins

Drinker Biddle & Reath LLP

191 N. Wacker Dr.

Suite 3700

Chicago, IL  60606

Telephone:       (312) 569-1150

Facsimile:        (312) 569-3150

If to the Holders to:

Theodore E. Charles

65 Eastern Point Boulevard

Gloucester, MA 01930

With copies to

Frank E. Lawatsch, Jr.

Day Pitney LLP

7 Times Square

New York, NY  10036

Telephone:       (212) 297-5830

Facsimile:        (212) 881-9025

Each such notice, request, consent and other communication shall for all purposes of the Agreement be treated as being effective or having been given when delivered personally, upon one Business Day after being deposited with a courier if delivered by courier, upon receipt of facsimile confirmation (if transmitted during the normal business hours of the recipient, otherwise such notice shall be deemed to be effective or have been given on the next Business Day), or, if sent by mail, at the earlier of its receipt or seventy two (72) hours after the same has been deposited in a regularly maintained receptacle for the deposit of United States mail, addressed and postage prepaid as aforesaid.

(j)         Delivery by Facsimile.  This Agreement, the agreements referred to herein, and each other agreement or instrument entered into in connection herewith or therewith or contemplated hereby or thereby, and any amendments hereto or thereto, to the extent signed and delivered by means of a facsimile machine, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person.  At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto shall re-execute original forms thereof and deliver them to all other parties.  No party hereto or to any such agreement or instrument shall raise the use of a facsimile machine to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine as a defense to the formation or enforceability of a contract and each such party forever waives any such defense.

(k)        Entire Agreement.  This Agreement contains the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes and replaces all other prior agreements, written or oral, among the parties hereto with respect to the subject matter hereof.

(l)         No Third Party Beneficiaries.  Nothing herein expressed or implied is intended to confer upon any Person, other than the parties hereto or their respective permitted assigns and successors any rights, remedies, obligations or liabilities under or by reason of this Agreement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, this Agreement has been duly executed by each of the parties hereto as of the date first above written.

INVESTORS CAPITAL HOLDINGS, LTD.

By: /s/ Timothy B. Murphy

Name:  Timothy B. Murphy

Title: Chief Executive Officer

THE CHARLES FAMILY CHARITABLE FOUNDATION

By: /s/ Theodore E. Charles

      Theodore E. Charles, Trustee

and

By: /s/ Janice M. Charles

      Janice M. Charles, Trustee

THE AMANDA J. CHARLES IRREVOCABLE TRUST

By: /s/ Daniel Carragher

      Daniel Carragher, Trustee

THE ALLISON A. CHARLES IRREVOCABLE TRUST

By: /s/ Daniel Carragher

      Daniel Carragher, Trustee

/s/ Theodore E. Charles

THEODORE E. CHARLES

/s/ Janice M. Charles

JANICE M. CHARLES

/s/ Allison Charles

ALLISON CHARLES